________________________________________________

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
April 30, 2007

          GSR Mortgage Loan Trust 2007-3F
(Exact Name of Issuing Entity)

GS Mortgage Securities Corp.
(Exact Name of Depositor as Specified in its Charter)

          GS Mortgage Securities Corp.
(Exact Name of Registrant as Specified in its Charter)

          Goldman Sachs Mortgage Company
(Exact Name of Sponsor as Specified in its Charter)

Delaware	333-139817	13-3387389
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
85 Broad Street New York, New York		10004
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 902-1000

                                                            None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

The Registrant registered offerings of Mortgage Pass-Through Certificates, Series 2007-3F on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, by a Registration Statement on Form S-3 (Registration File No. 333-139817) (the “Registration Statement”). Pursuant to the Registration Statement, the Registrant issued $768,362,000 aggregate principal amount of the Class 1A-1, Class 1A-2, Class 1A-3, Class 1A-4, Class 1A-5, Class 2A-1, Class 2A-2, Class 2A-3, Class 2A-4, Class 2A-5, Class 2A-6, Class 2A-7, Class 2A-8, Class 2A-9, Class 2A-10, Class 3A-1, Class 3A-2, Class 3A-3, Class 3A-4, Class 3A-5, Class 3A-6, Class 3A-7, Class 3A-8, Class 4A-1, Class 4A-2, Class A-X, Class M-1, Class B-1, Class B-2 and Class B-3 Certificates (the “Publicly Offered Certificates”) on April 30, 2007. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated February 13, 2007 as supplemented by the Prospectus Supplement dated April 25, 2007, to file a copy of the Master Servicing and Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Publicly Offered Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Publicly Offered Certificates were issued pursuant to a Master Servicing and Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.5.1, dated as of April 1, 2007, among GS Mortgage Securities Corp., as depositor (in such capacity, the “Depositor”), Wells Fargo Bank, N.A. (“Wells Fargo”), as securities administrator and master servicer, Deutsche Bank National Trust Company, as custodian (in such capacity, a “Custodian”), and U.S. Bank National Association, as trustee (in such capacity, the “Trustee”), which incorporates by reference the Standard Terms to Master Servicing and Trust Agreement, April 2007 Edition (the “Standard Terms”), attached hereto as Exhibit 4.5.2. The “Certificates” consist of the Publicly Offered Certificates and the Class B-4, Class B-5, Class B-6, Class RC and Class R Certificates. The Certificates evidence all of the beneficial ownership interest in a trust fund that consists primarily of a pool of certain conventional, fixed rate, residential mortgage loans with an aggregate outstanding principal balance of approximately $772,611,564 as of April 1, 2007, together with certain other assets. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement and the Standard Terms.

Sales of Securities and Use of Proceeds.

On April 30, 2007, the following classes of certificates in the following amounts were sold by the registrant to affiliates of the registrant in private placements in reliance on Section 4(2) of the Securities Act of 1933:

Class	Initial Principal Balance
Class B4	$ 1,545,000
Class B5	$ 1,159,000
Class B6	$ 1,545,564
Class R	$0
Class RC	$0

2

The net proceeds from the sale of these certificates were applied by the registrant toward the purchase of the mortgage loans constituting the pool assets.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits:

4.5.1	Master Servicing and Trust Agreement, dated as of April 1, 2007, among the Depositor, Wells Fargo, as securities administrator and master servicer, the Custodian, and the Trustee

4.5.2	Standard Terms to Master Servicing and Trust Agreement (April 2007 Edition)

4.5.3	Trust Agreement for Exchangeable Certificates, dated as of April 1, 2007, among the Depositor, the Trustee, and Wells Fargo, as master servicer and securities administrator

4.6	Form of Publicly Offered Certificates

99.1	Amended and Restated Master Seller’s Warranties and Servicing Agreement, dated as of December 1, 2005, between Bank of America, National Association (“Bank of America”) and Wells Fargo

99.2	Second Amended and Restated Master Mortgage Loan Purchase Agreement, dated as of May 1, 2006, between Bank of America and Wells Fargo

99.3	Mortgage Loan Purchase Agreement, dated as of July 1, 2006, between Bank of America and DLJ Mortgage Capital, Inc.

99.4	Second Amended and Restated Master Seller’s Warranties and Servicing Agreement dated as of November 1, 2005, between Wells Fargo and GSMC

99.5	Assignment, Assumption, and Recognition Agreement, dated as of February 26, 2007, among Bank of America, DLJ Mortgage Capital Inc., Wells Fargo and GSMC

99.6	Assignment, Assumption, and Recognition Agreement, dated as of February 26, 2007, among Bank of America, Wells Fargo and GSMC

99.7	Second Amended and Restated Mortgage Loan Flow Purchase, Sale & Servicing Agreement dated as of May 1, 2006, between GSMC, as purchaser, and PHH Mortgage Corporation (“PHH”), as seller

99.8	Amendment No. 1, August 1, 2006, to the Second Amended and Restated Mortgage Loan Flow Purchase, Sale & Servicing Agreement dated as of, May 1, 2006 between GSMC, as purchaser, and PHH, as seller

99.9	Mortgage Loan Purchase and Sale Agreement, dated as of December 1, 2003, among Washington Mutual Bank, FA, Washington Mutual Bank, fsb and Washington Mutual Bank, as sellers, and GSMC, as purchaser

99.10
First Amendment, dated as of October 1, 2004, to the Mortgage Loan Purchase Agreement dated as of December 1, 2003, among Washington Mutual Bank, FA, Washington Mutual Bank, fsb and Washington Mutual Bank, as sellers, and GSMC, as purchaser

99.11
Regulation AB Amendment, dated as of April 1, 2006, to the Mortgage Loan Purchase Agreement dated as of December 1, 2003, among Washington Mutual Bank, fsb and Washington Mutual Bank, as sellers, and GSMC, as purchaser

99.12	Servicing Agreement, dated as of December 1, 2003, between Washington Mutual Bank, FA, as Servicer and GSMC, as Owner

99.13	First Amendment, dated October 1, 2004, to Servicing Agreement dated as of December 1, 2003, between Washington Mutual Bank, FA, as Servicer and GSMC, as Owner

99.14	Regulation AB Amendment, dated as of April 1, 2006, to the Servicing Agreement dated as of December 1, 2003, between Washington Mutual Bank, as Servicer and GSMC, as Owner

99.15	Assignment, Assumption and Recognition Agreement dated as of April 1, 2007, among GSMC, the Depositor and PHH, as servicer

99.16	Assignment, Assumption and Recognition Agreement dated as of April 1, 2007, among the Trustee, the Depositor and PHH, as servicer, and as acknowledged by Wells Fargo, as master servicer

99.17	Assignment, Assumption and Recognition Agreement dated as of April 1, 2007, among GSMC, the Depositor and Washington Mutual Bank, as servicer

99.18
Assignment, Assumption and Recognition Agreement dated as of April 1, 2007, among the Trustee, the Depositor and Washington Mutual Bank, as servicer, and as acknowledged by Wells Fargo, as master servicer

99.19	Assignment, Assumption and Recognition Agreement dated as of April 1, 2007, among GSMC, the Depositor and Wells Fargo, as servicer

99.20	Assignment, Assumption and Recognition Agreement dated as of April 1, 2007, among the Trustee, the Depositor and Wells Fargo, as servicer, and as acknowledged by Wells Fargo, as master servicer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GS MORTGAGE SECURITIES CORP.

By:	/s/ M. Gill
Name: M. Gill Title: Vice President

Dated: April 30, 2007

EXHIBIT INDEX

Exhibit No.	Description

4.5.1	Master Servicing and Trust Agreement, dated as of April 1, 2007, among the Depositor, Wells Fargo, as securities administrator and master servicer, the Custodian, and the Trustee

4.5.2	Standard Terms to Master Servicing and Trust Agreement (April 2007 Edition)

4.5.3	Trust Agreement for Exchangeable Certificates, dated as of April 1, 2007, among the Depositor, the Trustee, and Wells Fargo, as master servicer and securities administrator

4.6	Form of Publicly Offered Certificates

99.1	Amended and Restated Master Seller’s Warranties and Servicing Agreement, dated as of December 1, 2005, between Bank of America, National Association (“Bank of America”) and Wells Fargo

99.2	Second Amended and Restated Master Mortgage Loan Purchase Agreement, dated as of May 1, 2006, between Bank of America and Wells Fargo

99.3	Mortgage Loan Purchase Agreement, dated as of July 1, 2006, between Bank of America and DLJ Mortgage Capital, Inc.

99.4	Second Amended and Restated Master Seller’s Warranties and Servicing Agreement dated as of November 1, 2005, between Wells Fargo and GSMC

99.5	Assignment, Assumption, and Recognition Agreement, dated as of February 26, 2007, among Bank of America, DLJ Mortgage Capital Inc., Wells Fargo and GSMC

99.6	Assignment, Assumption, and Recognition Agreement, dated as of February 26, 2007, among Bank of America, Wells Fargo and GSMC

99.7	Second Amended and Restated Mortgage Loan Flow Purchase, Sale & Servicing Agreement dated as of May 1, 2006, between GSMC, as purchaser, and PHH Mortgage Corporation (“PHH”), as seller

99.8	Amendment No. 1, August 1, 2006, to the Second Amended and Restated Mortgage Loan Flow Purchase, Sale & Servicing Agreement dated as of, May 1, 2006 between GSMC, as purchaser, and PHH, as seller

99.9	Mortgage Loan Purchase and Sale Agreement, dated as of December 1, 2003, among Washington Mutual Bank, FA, Washington Mutual Bank, fsb and Washington Mutual Bank, as sellers, and GSMC, as purchaser

99.10
First Amendment, dated as of October 1, 2004, to the Mortgage Loan Purchase Agreement dated as of December 1, 2003, among Washington Mutual Bank, FA, Washington Mutual Bank, fsb and Washington Mutual Bank, as sellers, and GSMC, as purchaser

99.11
Regulation AB Amendment, dated as of April 1, 2006, to the Mortgage Loan Purchase Agreement dated as of December 1, 2003, among Washington Mutual Bank, fsb and Washington Mutual Bank, as sellers, and GSMC, as purchaser

99.12	Servicing Agreement, dated as of December 1, 2003, between Washington Mutual Bank, FA, as Servicer and GSMC, as Owner

99.13	First Amendment, dated October 1, 2004, to Servicing Agreement dated as of December 1, 2003, between Washington Mutual Bank, FA, as Servicer and GSMC, as Owner

99.14	Regulation AB Amendment, dated as of April 1, 2006, to the Servicing Agreement dated as of December 1, 2003, between Washington Mutual Bank, as Servicer and GSMC, as Owner

99.15	Assignment, Assumption and Recognition Agreement dated as of April 1, 2007, among GSMC, the Depositor and PHH, as servicer

99.16	Assignment, Assumption and Recognition Agreement dated as of April 1, 2007, among the Trustee, the Depositor and PHH, as servicer, and as acknowledged by Wells Fargo, as master servicer

99.17	Assignment, Assumption and Recognition Agreement dated as of April 1, 2007, among GSMC, the Depositor and Washington Mutual Bank, as servicer

99.18
Assignment, Assumption and Recognition Agreement dated as of April 1, 2007, among the Trustee, the Depositor and Washington Mutual Bank, as servicer, and as acknowledged by Wells Fargo, as master servicer

99.19	Assignment, Assumption and Recognition Agreement dated as of April 1, 2007, among GSMC, the Depositor and Wells Fargo, as servicer

99.20	Assignment, Assumption and Recognition Agreement dated as of April 1, 2007, among the Trustee, the Depositor and Wells Fargo, as servicer, and as acknowledged by Wells Fargo, as master servicer